ALPINE EQUITY TRUST
ALPINE SERIES TRUST

SUPPLEMENT DATED AUGUST 28, 2012
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2012

The following language is added to the section of the Prospectus and Statement of Additional Information titled “Exchange Privilege”:

Voluntary Conversion. Shareholders may be able to convert Class A shares to Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. Not all share classes are available through all financial intermediaries.

The following language is added to the section of the Prospectus and Statement of Additional Information titled “Redemption Fee”:

The Funds may also waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the financial intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the financial intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

The following language is added to the section of the Prospectus and Statement of Additional Information titled “Contingent Deferred Sales Charges (“CDSC”) – Class A”:

The CDSC may be waived for redemptions by shareholders investing through self-directed brokerage service platforms.

The following language is added to the section of the Prospectus and Statement of Additional Information titled “Contingent Deferred Sales Charges (“CDSC”) – Class A – Letter of Intent”:

In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge.  If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.

The following language replaces the section of the Prospectus and Statement of Additional Information titled “Networking and Sub-Transfer Agency Fees”:

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for services such as networking, sub-transfer agency, administrative, recordkeeping and shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of a Fund’s shareholders serviced by such financial intermediaries, or (2) the number of a Fund’s shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Adviser may pay a portion of the fees for these services at its own expense and out of its own profits.

Please retain this Supplement for future reference.